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                                               March 19, 2001



VIA EDGAR LINK
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


        Re: Pruco Life of New Jersey Flexible Premium Variable Annuity Account (File No. 333-49230)


Dear Commissioners:

        On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"), we hereby submit the annual report of the Account for filing with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"). The annual report is for the period ending December 31, 2000, and has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: Janus Aspen Series- Growth Portfolio (Service Shares). The Prudential Series Fund, Inc.- Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Growth and Income Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid- Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio.


1.      Filer/ Entity:       Janus Aspen Series--Growth Portfolio Service Shares
        Registration No.:    811-07736
        CIK No.              0000906185
        Accession No.:       0001012709-01-000337
        Date of Filing:      02/21/2001


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2.      Filer/Entity         The Prudential Series Fund, Inc.
        Registration No.:    811-03623
        CIK No.              0000711175
        Accession No.:       0000950130-01-500234
        Date of Filing:      03/09/2001


If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                               Sincerely,


                                               C. Christopher Sprague
                                               Vice President, Corporate Counsel